Exhibit 99.2

The Ensign Group to Present at The Eighth Annual JMP Securities Research Conference on May 19th

MISSION VIEJO, California, May 11, 2009 – The Ensign Group, Inc. (NASDAQ: ENSG), the parent company of the Ensign™ group of skilled nursing, rehabilitative care services and assisted living companies, announced today that it will participate in the Eighth Annual JMP Securities Research Conference on May 19, 2009 at the Ritz-Carlton in San Francisco.
Christopher Christensen, CEO, and Alan Norman, CFO, will review the company’s operations, growth strategy and related information at 2:00 p.m. Pacific Time on May 19, 2009.

A live audio webcast of the presentation will be accessible via Ensign’s website at www.ensigngroup.net. The webcast will be recorded and will be available for replay via the website until 5:00 p.m. (Pacific Time) on Tuesday, May 26, 2009. It will also be available at http://www.wsw.com/webcast/jmp8/ensg/ for 30 days following the presentation.

About Ensign™
The Ensign Group, Inc.’s operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies, and other rehabilitative and healthcare services for both long-term residents and short-stay rehabilitation patients, at 70 facilities located in California, Arizona, Texas, Washington, Utah, Colorado and Idaho. Each of these facilities is operated by a separate, wholly-owned independent operating subsidiary that has its own management, employees and assets. References herein and in the presentation to the consolidated “Company” and “its” assets and activities, as well as the use of the terms “we,” “us,” “our” and similar verbiage are not meant to imply that The Ensign Group, Inc. has direct operating assets, employees or revenue, or that any of the facilities, the Service Center or the captive insurance subsidiary are operated by the same entity. More information about Ensign is available at http://www.ensigngroup.net.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This press release contains, and the webcast will include, forward-looking statements that are based on management’s current expectations, assumptions and beliefs about our business, financial performance, operating results, the industry in which we operate and other future events. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding our growth prospects, future operating and financial performance, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to materially and adversely differ from those expressed in any forward-looking statement.

These risks and uncertainties relate to our business, our industry and our common stock and include: reduced prices and reimbursement rates for our services; our ability to acquire, develop, manage or improve facilities, our ability to manage our increasing borrowing costs as we incur additional indebtedness to fund the acquisition and development of facilities; our ability to access capital on a cost-effective basis to continue to successfully implement our growth strategy; our operating margins and profitability could suffer if we are unable to grow and manage effectively our increasing number of facilities; competition from other companies in the acquisition, development and operation of facilities; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit our business operations, require us to incur significant expenditures or limit our ability to relocate our facilities if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review our periodic filings with the Securities and Exchange Commission, including our recently filed Forms 10-K and 10-Q, for a more complete discussion of the risks and other factors that could affect Ensign’s business, prospects and any forward-looking statements. Except as required by the federal securities laws, Ensign does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release or the webcast.

Contact Information
Robert East, Westwicke Partners LLC, (410) 321-9652, bob.east@westwickepartners.com, or Gregory Stapley, Investor/Media Relations, The Ensign Group, Inc., (949) 487-9500, ir@ensigngroup.net

SOURCE: The Ensign Group, Inc.